NAME OF REGISTRANT:
Franklin Custodian Funds
File No. 811-00537

EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders



Franklin Custodian Funds, Inc.

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007 (unaudited)


A Special Meeting of Shareholders of the Custodian Funds was held at the Custodian Funds' offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of the Custodian Funds and to vote on the following Proposals and Sub-
Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Custodian Funds from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund (each, a "Fund") and to approve the elimination of certain of the Custodian Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of the Custodian Funds: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Custodian Funds from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Custodian Funds' fundamental investment restrictions (including several Sub-Proposals), and the elimination of certain of the Custodian Funds' fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:



Proposal 1. The Election of
Trustees:

      Name            For       % of     % of     Withheld    % of    % of
                               Outstan   Voted               Outstan  Voted
                                ding    Shares                ding    Share
                               Shares                        Shares     s
Harris J. Ashton  13,559,580,1 64.527%  97.778%  308,094,50   1.467%  2.222
                        39.838                        9.408               %
Robert F.         13,576,387,6 64.607%  97.900%  291,286,97   1.387%  2.100
Carlson                 72.321                        6.925               %
Sam Ginn          13,577,809,6 64.614%  97.910%  289,864,97   1.380%  2.090
                        78.864                        0.382               %
Edith E. Holiday  13,561,400,0 64.536%  97.791%  306,274,63   1.458%  2.209
                        10.262                        8.984               %
Frank W. T.       13,575,022,0 64.601%  97.890%  292,652,64   1.393%  2.110
LaHaye                  02.746                        6.500               %
Frank A. Olson    13,561,035,7 64.534%  97.789%  306,638,89   1.460%  2.211
                        52.592                        6.654               %
Larry D.          13,586,263,5 64.654%  97.971%  281,411,06   1.340%  2.029
Thompson                84.807                        4.439               %
John B. Wilson    13,587,505,1 64.660%  97.980%  280,169,46   1.334%  2.020
                        80.208                        9.038               %
Charles B.        13,576,311,5 64.607%  97.899%  291,363,13   1.387%  2.101
Johnson                 14.292                        4.954               %
Rupert H.         13,579,838,0 64.624%  97.924%  287,836,58   1.370%  2.076
Johnson, Jr.            65.652                        3.594               %

Proposal 2.   To approve an Agreement and Plan of Reorganization that
provides for the reorganization of the Custodian Funds from a Maryland corporation to a Delaware statutory trust:

                     Shares Voted        % of    % of Voted
                                        Outstan    Shares
                                         ding
                                        Shares

For                  9,610,220,145.944  45.734%     69.300%
Against                236,094,071.978   1.124%      1.703%
Abstain                575,495,164.324   2.738%      4.149%
Broker Non-Votes     3,445,865,267.000  16.398%     24.848%
Total               13,867,674,649.246  65.994%    100.000%


Proposal 3.   To approve amendments to certain of the Funds' fundamental investment restrictions (includes eight (8) Sub-Proposals):

(a) To amend the Funds' fundamental investment restriction regarding borrowing:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                      9,897,508.034  40.854%     71.535%
Against                    357,134.165   1.474%      2.581%
Abstain                    285,591.354   1.179%      2.064%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,179,271.483  37.393%     69.946%
Against                  1,070,714.663   1.727%      3.231%
Abstain                  1,283,324.255   2.071%      3.873%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,862,773,489.910  44.949%     67.803%
Against                345,294,261.271   1.751%      2.641%
Abstain                546,098,017.321   2.769%      4.178%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    467,627,389.268  46.403%     75.447%
Against                 23,549,700.986   2.337%      3.799%
Abstain                 34,344,534.722   3.408%      5.542%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     95,163,040.233  47.083%     73.501%
Against                  4,975,890.676   2.462%      3.843%
Abstain                  5,909,513.905   2.924%      4.565%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%


(b) To amend the Funds' fundamental investment restriction regarding underwriting:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                      9,950,021.073  41.070%     71.914%
Against                    305,203.010   1.260%      2.206%
Abstain                    285,009.470   1.177%      2.060%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,450,628.787  37.831%     70.765%
Against                    780,915.389   1.260%      2.356%
Abstain                  1,301,766.225   2.100%      3.929%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,905,591,857.419  45.166%     68.130%
Against                282,426,928.765   1.432%      2.161%
Abstain                566,146,982.318   2.871%      4.331%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    472,016,696.007  46.839%     76.155%
Against                 19,284,702.136   1.914%      3.111%
Abstain                 34,220,226.833   3.395%      5.522%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     95,708,498.519  47.353%     73.923%
Against                  4,208,000.233   2.082%      3.250%
Abstain                  6,131,946.062   3.034%      4.736%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%


(c) To amend the Funds' fundamental investment restriction regarding lending:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                      9,939,084.584  41.025%     71.835%
Against                    318,414.894   1.315%      2.302%
Abstain                    282,734.075   1.167%      2.043%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,318,782.457  37.618%     70.367%
Against                    974,829.576   1.573%      2.942%
Abstain                  1,239,698.368   2.000%      3.741%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,869,088,816.414  44.981%     67.851%
Against                328,356,259.181   1.665%      2.512%
Abstain                556,720,692.907   2.823%      4.259%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    469,048,814.656  46.544%     75.677%
Against                 21,745,872.885   2.158%      3.508%
Abstain                 34,726,937.435   3.446%      5.603%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     95,173,126.619  47.088%     73.509%
Against                  4,880,914.643   2.415%      3.770%
Abstain                  5,994,403.552   2.966%      4.630%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%


(d) To amend the Funds' fundamental investment restriction regarding investments in real estate:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                      9,970,851.564  41.156%     72.065%
Against                    292,879.249   1.209%      2.117%
Abstain                    276,502.740   1.142%      1.998%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,533,979.721  37.965%     71.017%
Against                    786,759.532   1.269%      2.375%
Abstain                  1,212,571.148   1.957%      3.658%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,905,965,997.235  45.168%     68.133%
Against                299,978,194.279   1.521%      2.295%
Abstain                548,221,576.988   2.780%      4.194%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    470,903,708.043  46.729%     75.976%
Against                 20,451,808.810   2.029%      3.300%
Abstain                 34,166,108.123   3.390%      5.512%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     95,544,812.853  47.272%     73.796%
Against                  4,479,138.438   2.216%      3.459%
Abstain                  6,024,493.523   2.981%      4.654%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%


(e) To amend the Funds' fundamental investment restriction regarding investments in commodities:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                      9,937,637.192  41.019%     71.825%
Against                    315,535.981   1.303%      2.280%
Abstain                    287,060.380   1.185%      2.075%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,362,612.801  37.689%     70.500%
Against                    920,535.264   1.485%      2.778%
Abstain                  1,250,162.336   2.017%      3.772%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,858,194,267.184  44.925%     67.768%
Against                336,090,631.282   1.705%      2.571%
Abstain                559,880,870.036   2.839%      4.283%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    467,918,406.440  46.432%     75.494%
Against                 22,628,489.901   2.246%      3.651%
Abstain                 34,974,728.635   3.470%      5.643%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     95,088,326.841  47.046%     73.444%
Against                  4,816,408.562   2.383%      3.720%
Abstain                  6,143,709.411   3.040%      4.745%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%


(f) To amend the Funds' fundamental investment restriction regarding issuing senior securities:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                      9,946,018.101  41.054%     71.885%
Against                    299,377.303   1.236%      2.163%
Abstain                    294,838.149   1.217%      2.132%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,402,734.133  37.753%     70.621%
Against                    853,288.411   1.377%      2.575%
Abstain                  1,277,287.857   2.061%      3.854%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,900,488,955.914  45.140%     68.091%
Against                292,918,635.801   1.485%      2.241%
Abstain                560,758,176.787   2.844%      4.290%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    471,815,006.767  46.819%     76.123%
Against                 19,055,037.470   1.891%      3.075%
Abstain                 34,651,580.739   3.438%      5.590%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     95,557,887.138  47.278%     73.806%
Against                  4,398,936.864   2.177%      3.397%
Abstain                  6,091,620.812   3.014%      4.706%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%


(g) To amend the Funds' fundamental investment restriction regarding industry concentration:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                      9,971,611.914  41.160%     72.070%
Against                    269,322.407   1.111%      1.947%
Abstain                    299,299.232   1.236%      2.163%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,505,037.865  37.919%     70.929%
Against                    746,589.333   1.204%      2.253%
Abstain                  1,281,683.203   2.068%      3.868%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,887,685,206.706  45.075%     67.993%
Against                294,760,719.944   1.495%      2.255%
Abstain                571,719,841.852   2.899%      4.374%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    470,720,337.513  46.710%     75.946%
Against                 19,619,157.857   1.947%      3.165%
Abstain                 35,182,129.606   3.491%      5.677%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     95,725,035.431  47.361%     73.935%
Against                  4,194,492.992   2.075%      3.239%
Abstain                  6,128,916.391   3.033%      4.735%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%


(h) To amend the Funds' fundamental investment restriction regarding diversification of investments:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                     10,042,733.209  41.453%     72.584%
Against                    242,619.824   1.002%      1.753%
Abstain                    254,880.520   1.052%      1.843%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,748,601.590  38.311%     71.664%
Against                    657,947.326   1.062%      1.985%
Abstain                  1,126,761.485   1.818%      3.401%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,960,854,568.782  45.446%     68.553%
Against                264,375,334.290   1.341%      2.023%
Abstain                528,935,865.430   2.682%      4.046%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    477,803,820.078  47.413%     77.089%
Against                 16,793,836.143   1.667%      2.710%
Abstain                 30,923,968.755   3.068%      4.989%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     96,920,619.319  47.952%     74.859%
Against                  3,624,505.480   1.794%      2.800%
Abstain                  5,503,320.015   2.723%      4.250%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%


Proposal 4.   To approve the elimination of certain of the Funds'
fundamental investment restrictions:

Franklin             Shares Voted        % of    % of Voted
DynaTech Fund                           Outstan    Shares
                                         ding
                                        Shares

For                      9,897,646.073  40.854%     71.536%
Against                    351,313.243   1.450%      2.539%
Abstain                    291,274.237   1.203%      2.105%
Broker Non-Votes         3,295,682.000  13.604%     23.820%
Total                   13,835,915.553  57.111%    100.000%

Franklin Growth      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                     23,251,305.188  37.509%     70.164%
Against                    988,289.389   1.595%      2.983%
Abstain                  1,293,715.824   2.087%      3.903%
Broker Non-Votes         7,605,495.000  12.270%     22.950%
Total                   33,138,805.401  53.461%    100.000%

Franklin Income      Shares Voted        % of    % of Voted
Fund                                    Outstan    Shares
                                         ding
                                        Shares

For                  8,790,060,920.256  44.580%     67.246%
Against                384,659,784.674   1.951%      2.943%
Abstain                579,445,063.572   2.938%      4.433%
Broker Non-Votes     3,317,258,841.000  16.824%     25.378%
Total               13,071,424,609.502  66.293%    100.000%

Franklin U.S.        Shares Voted        % of    % of Voted
Government                              Outstan    Shares
Securities Fund                          ding
                                        Shares

For                    466,579,030.041  46.299%     75.278%
Against                 23,981,506.196   2.380%      3.870%
Abstain                 34,961,088.739   3.469%      5.640%
Broker Non-Votes        94,283,154.000   9.356%     15.212%
Total                  619,804,778.976  61.504%    100.000%

Franklin             Shares Voted        % of    % of Voted
Utilities Fund                          Outstan    Shares
                                         ding
                                        Shares

For                     94,333,258.508  46.672%     72.860%
Against                  5,447,930.850   2.696%      4.208%
Abstain                  6,267,255.456   3.101%      4.841%
Broker Non-Votes        23,422,095.000  11.589%     18.091%
Total                  129,470,539.814  64.058%    100.000%